Exhibit 10.21

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 24, 2010, is by and among ORTHOFIX HOLDINGS, INC., a Delaware corporation (the “Borrower”), ORTHOFIX INTERNATIONAL N.V., a Netherlands Antilles corporation (the “Company”), COLGATE MEDICAL LIMITED, a company formed under the laws of England and Wales (“Colgate”), VICTORY MEDICAL LIMITED, a company formed under the laws of England and Wales (“Victory”), SWIFTSURE MEDICAL LIMITED, a company formed under the laws of England and Wales (“Swiftsure”), ORTHOFIX UK LTD, a company formed under the laws of England and Wales (“UK Ltd”), the Domestic Subsidiaries of the Company party hereto (together with Swiftsure and UK Ltd, each a “Subsidiary Guarantor” and, taken together with the Company, Colgate and Victory, the “Guarantors”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of September 22, 2006 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1           Definition of Consolidated EBITDA.  The definition of Consolidated EBITDA set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated EBITDA” shall mean, for any applicable period of computation, the sum of (a) Consolidated Net Income for such period, but excluding therefrom (i) all extraordinary items of income or loss and (ii) all non-cash gains or losses (other than non-cash gains relating to Permitted Divestitures made in fiscal year 2010 in an aggregate amount not to exceed $12,000,000) plus (b) to the extent deducted in determining Consolidated Net Income for such period, the sum of (i) the aggregate amount of depreciation and amortization charges for such period, plus (ii) Consolidated Interest Expense for such period, plus (iii) the aggregate amount of all income taxes reflected on the consolidated statements of income of the Company and its Subsidiaries for such period plus (iv) non-cash charges related to Hedging Agreements plus (v) non-cash expenses resulting from the grant of stock options to any director, officer or employee of any Credit Party or any Subsidiary pursuant to a written plan or agreement plus (vi) fees and expenses associated with Permitted Acquisitions to the extent such fees and expenses do not exceed $8,000,000 during the term of this Agreement plus (vii) other non-cash charges (excluding (A) non-cash charges relating to trade accounts receivable and inventories and (B) reserves or accruals for future cash charges, but specifically including any non-cash charges related to any asset valuation adjustments), in an aggregate amount not to exceed $8,000,000 per year plus (viii) additional non-cash charges related to any asset valuation adjustments in an aggregate amount not to exceed $7,000,000 plus (ix) fees and expenses associated with the Acquisition and the closing of this Credit Agreement in an aggregate amount not to exceed $12,500,000 plus (x) certain one-time termination costs incurred in connection with the termination of the Medtronic Services Agreement in an aggregate amount not to exceed $6,100,000 plus (xi) non-cash charges with respect to the write-off of research and development expenses and inventory step-ups related to the Acquisition and the purchase accounting treatment thereof plus (xii) non-recurring cash charges relating to strategic initiatives to sell assets and for relocations incurred and paid in fiscal year 2008 in an aggregate amount not to exceed $6,500,000 plus  (xiii) goodwill and other intangible asset impairment charges relating to the Acquisition for such period plus (xiv) research and development charges paid during such period relating to the Product Commercialization Investment in an aggregate amount not to exceed $13,500,000 during the term of this Agreement minus (c) non-cash gains related to Hedging Agreements.

1.2           Amendment to Section 1.3.  The last paragraph in Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

           Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of (a) all calculations made in determining compliance for any applicable period with the financial covenants set forth in Section 5.9 (including, without limitation, for purposes of the definition of “Pro Forma Basis” set forth in Section 1.1) or (b) calculating the Leverage Ratio for purposes of determining the Applicable Percentage, (i) after consummation of any Permitted Acquisition, (A) income statement items and other balance sheet items (whether positive or negative) attributable to the Target acquired in such transaction shall be included in such calculations to the extent relating to such applicable period, subject to adjustments mutually acceptable to the Borrower and the Administrative Agent, and (B) Indebtedness of a Target which is retired in connection with a Permitted Acquisition shall be excluded from such calculations and deemed to have been retired as of the first day of such applicable period, in each case in accordance with Regulation S-X under the Securities Act, as amended, applicable to a Registration Statement under such Act on Form S-1 and (ii) after any Asset Disposition permitted by Section 6.4(a)(ix), (A) income statement items, cash flow statement items and other balance sheet items (whether positive or negative) attributable to the property or assets disposed of shall be excluded in such calculations to the extent relating to such applicable period, subject to adjustments mutually acceptable to the Borrower and the Administrative Agent and (B) Indebtedness that is repaid with the proceeds of such Asset Disposition shall be excluded from such calculations and deemed to have been repaid as of the first day of such applicable period.

1.3           Amendment to Section 5.9.  The last paragraph in Section 5.9 is hereby deleted in its entirety.

1.4           Amendment to Section 6.4(ix).  Section 6.4(a)(ix) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ix)           the sale, lease, transfer or other disposition of property or assets not to exceed $40,000,000 in the aggregate in any fiscal year and $60,000,000 in the aggregate during the term of this Agreement; provided, that, with respect to any sale, lease, transfer or other disposition of property or assets in excess of $5,000,000, the Credit Parties shall demonstrate, to the reasonable satisfaction of the Administrative Agent, that after giving effect to such sale, lease, transfer or other disposition on a Pro Forma Basis, the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9;

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions.  This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)            Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders.

(b)            Executed Lender Consents.  The Administrative Agent shall have received executed consents, in substantially the form of Exhibit A attached hereto (each a “Lender Consent”), from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf.  The delivery by the Administrative Agent of its signature page to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

(c)            Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

(d)            Fees and Expenses.

(i)             The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a Lender Consent to the Administrative Agent by 5:00 p.m. (EST) on or before February 23, 2010 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to five (5) basis points on (A) the aggregate Revolving Commitments of such Consenting Lender (prior to giving effect to this Amendment) and (B) the outstanding principal amount of the Term Loans held by such Consenting Lender.

(ii)            The Administrative Agent shall have received from the Borrower such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Moore & Van Allen PLLC shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

ARTICLE III
MISCELLANEOUS

3.1           Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2           Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)            It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)            This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)            No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)            The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)            After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)             The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)            The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3           Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4           Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5           Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6           Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7           Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8           Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9           No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act, under this Credit Agreement on or prior to the date hereof.

3.10         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11         Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12         General Release.  In consideration of the Administrative Agent’s willingness to enter into this Amendment, on behalf of the Lenders, each Credit Party hereby releases and forever discharges the Administrative Agent, the Issuing Lender, the Swingline Lender, the Lenders and the Administrative Agent’s, the Issuing Lender’s, the Swingline Lender’s,  and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any of the Bank Group in any way related to or connected with the Credit Documents and the transactions contemplated thereby.

3.13         Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	ORTHOFIX HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Brian McCollum
	Name:	Brian McCollum
	Title:	Treasurer

[Signature Pages Continue]

GUARANTORS:	ORTHOFIX INTERNATIONAL N.V.,
a Netherlands Antilles corporation

	By:	/s/ Robert Vaters
	Name:	Robert Vaters
	Title:	Treasurer

[Signature Pages Continue]

COLGATE MEDICAL LIMITED,
a company formed under the laws of England and Wales

By:	/s/ Brian McCollum
Name:	Brian McCollum
Title:	Director

[Signature Pages Continue]

VICTORY MEDICAL LIMITED,
a company formed under the laws of England and Wales

By:	/s/ Brian McCollum
Name:	Brian McCollum
Title:	Director

[Signature Pages Continue]

ORTHOFIX INC.,
a Minnesota corporation

By:	/s/ Robert Vaters
Name:	Robert Vaters
Title:	Treasurer

[Signature Pages Continue]

BREG INC.,
a California corporation

By:	/s/ Robert Vaters
Name:	Robert Vaters
Title:	Assistant Secretary

[Signature Pages Continue]

ORTHOFIX US LLC,
a Delaware limited liability company

By:	ORTHOFIX UK LTD,
Sole Member

By:	/s/ Raymond C. Kolls
Name:	Raymond C. Kolls
Title:	Secretary

[Signature Pages Continue]

AMEI TECHNOLOGIES INC.,
a Delaware corporation

By:	/s/ Raymond C. Kolls
Name:	Raymond C. Kolls
Title:	Secretary

[Signature Pages Continue]

NEOMEDICS, INC., a New Jersey corporation

By:	/s/ Brian McCollum
Name:	Brian McCollum
Title:	Treasurer

[Signature Pages Continue]

OSTEOGENICS INC., a Delaware corporation

By:	/s/ Brian McCollum
Name:	Brian McCollum
Title:	Treasurer

[Signature Pages Continue]

BLACKSTONE MEDICAL, INC.,
a Massachusetts corporation

By:	/s/ Robert Vaters
Name:	Robert Vaters
Title:	Treasurer

[Signature Pages Continue]

SWIFTSURE MEDICAL LIMITED,
a company formed under the laws of England and Wales

By:	/s/ Brian McCollum
Name:	Brian McCollum
Title:	Director

[Signature Pages Continue]

ORTHOFIX UK LTD,
a company formed under the laws of England and Wales

By:	/s/ Brian McCollum
Name:	Brian McCollum
Title:	Director

[Signature Pages Continue]

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent on behalf of the Required Lenders

	By:	/s/ Denis Waltrich
	Name:	Denis Waltrich
	Title:	Vice President

EXHIBIT A

FORM OF
LENDER CONSENT

See Attached.

LENDER CONSENT

This Lender Consent is given pursuant to the Credit Agreement, dated as of September 22, 2006 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among ORTHOFIX HOLDINGS, INC., a Delaware corporation (the “Borrower”), ORTHOFIX INTERNATIONAL N.V., a Netherlands Antilles corporation (the “Company”), COLGATE MEDIAL LIMITED, a company formed under the laws of England and Wales (“Colgate”), VICTORY MEDICAL LIMITED, a company formed under the laws of England and Wales (“Victory”), SWIFTSURE MEDICAL LIMITED, a company formed under the laws of England and Wales (“Swiftsure”), ORTHOFIX UK LTD, a company formed under the laws of England and Wales (“UK Ltd”), the Domestic Subsidiaries of the Company party hereto (together with Swiftsure and UK Ltd, each a “Subsidiary Guarantor” and, taken together with the Company, Colgate and Victory, the “Guarantors”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein, as amended thereby.

The undersigned hereby approves the Second Amendment to Credit Agreement, to be dated on or about February 23, 2010, by and among the Borrower, the Guarantors party thereto, and the Administrative Agent, on behalf of the Lenders (the “Amendment”) and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Credit Agreement.

Delivery of this Lender Consent by telecopy or other electronic means shall be effective as an original.

A duly authorized officer of the undersigned has executed this Lender Consent as of the ___ day of February, 2010.

,
as a Lender

By:
Name:
Title:

*
By:
Name:
Title:

______________________________

* Second signature block only required to be signed if two signature blocks are required by such Lender.